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                    STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

              Strategic Partners Large Capitalization Growth Fund
               Strategic Partners Large Capitalization Value Fund
              Strategic Partners Small Capitalization Growth Fund
               Strategic Partners Small Capitalization Value Fund
                  Strategic Partners International Equity Fund
                   Strategic Partners Total Return Bond Fund
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 Supplement dated April 30, 2002 to the prospectus and statement of additional information (SAI) dated October 1, 2001.

   This supplement describes changes in the pricing information relevant to purchases and sales of Class A and Class C shares of the Funds listed above by investors who purchase Fund shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc. (Unaffiliated Brokers).

   This supplement also announces portfolio manager changes for a segment of the assets of the Strategic Partners Large Capitalization Value Fund (the Large Cap Value Fund).

   The information in this supplement supersedes any contrary information that may be contained either in the Funds' prospectus or in its SAI.

Purchases of Class A and Class C Shares from Certain Unaffiliated Brokers

   The following information modifies the prospectus sections entitled 'Risk/Return Summary--Fees and Expenses' and 'How to Buy, Sell and Exchange Shares of the Funds' and the SAI section entitled 'Purchase, Redemption and Pricing of Fund Shares.' The changes described below will take effect on May 1, 2002.

   Class A Contingent Deferred Sales Charge (CDSC). Investors who purchase $1 million or more of Class A shares of a Strategic Partners Fund are subject to a CDSC of 1% for shares redeemed within 12

MFSP503C3

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months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain Unaffiliated
Brokers.

   Waiver of Class C Initial Sales Charge. Investors who purchase Class C shares through certain Unaffiliated Brokers may purchase Class C shares without paying the 1% initial sales charge.

Portfolio Manager Change for the Large Cap Value Fund.

   The following information modifies the section entitled 'How the Trust is Managed--Advisers and Portfolio Managers--Large Cap Value Fund,' at page 39 of the prospectus.

   Jonathan N. Golub and Rafaelle Zingone joined Bernard Kroll as portfolio managers of the segment of the Large Cap Value Fund's assets managed by J.P. Morgan Investment Management Inc. (J.P. Morgan) as of April 2002. Mr. Golub, a Vice President at J.P. Morgan, is a portfolio manager in the U.S. Equity Group and joined J.P. Morgan in April 2001, prior to which he led the consultant-relations effort at Scudder Kemper Investments. Mr. Zingone, a Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group and joined J.P. Morgan in 1991. Nanette Buziak no longer serves as a portfolio manager of the J.P. Morgan segment of the Fund.